SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 8, 2001 (July 9, 2001)
                                                 -------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)


             MONTANA                     0-14183              81-0141785
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1 First Avenue South, Great Falls, Montana                      59401
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including                (406)791-7500
area code                                    -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated July 8, 2000.

Item 9.  Regulation FD Disclosure.

      On July 8, 2001, Energy West Incorporated (the "Company") issued a press release announcing that it had obtained a temporary restraining order against PPL-Montana, LLC ("PPLM") relating to the wholesale electricity supply contract between the Company and PPLM. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  July 9, 2001
                                          ENERGY WEST INCORPORATED


                                          By:  /s/ Edward J. Bernica
                                              --------------------------------
                                             Edward J. Bernica, Executive
                                             Vice-President, Chief Financial
                                             Officer and Chief Operating
                                             Officer